EXHIBIT 99

NEWS RELEASE

FOR FURTHER INFORMATION CONTACT:

Stephen M. Merrick                  Tim Dilsaver
Executive Vice President            Investor Relations
(847) 382-1000                      (847) 382-1000

                           CTI Industries Corporation
                         Releases Financial Results for
                        The Third Quarter and Nine Months
                            Ended September 30, 2003

FOR IMMEDIATE RELEASE
Wednesday, November 19, 2003

BARRINGTON, IL, November 19, 2003 -- CTI Industries Corporation (NASDAQ Small Cap - CTIB), a manufacturer and marketer of metalized balloons, latex balloons, novelty items and printed and laminated films, today released financial results for its third quarter and for the nine months ending September 30, 2003. For the quarter, net sales were $8,429,000, compared to net sales for the third quarter of 2002 of $10,873,000. Net income for the quarter was $129,000, compared to net income of $387,000 for the third quarter of 2002 (as restated).

Basic earnings per share for the quarter were $0.07, compared to basic earnings per share of $0.25 for the third quarter of 2002. On a fully diluted basis, earnings per share for the third quarter of 2003 were $0.06, compared to $0.22 for the third quarter of 2002 (as restated).

For the nine month period ending September 30, 2003, net revenues were $27,253,000, compared to net revenues for the same period in 2002 (as restated) of $31,517,000. For the nine month period ending September 30, 2003, the Company incurred a net loss of ($428,000), compared to net income for the same period of 2002 in the amount of $886,000 (as restated). For the nine month period ending September 30, 2003, basic loss per share was ($0.22), compared to basic income per share of $0.68 for the first nine months of 2002. On a fully diluted basis, the loss per share for the nine month period was ($0.22) compared to earnings per share for the nine month period ended September 30, 2002 of $0.60.

"We have experienced some reduction in revenues during the third quarter and the nine months ended September 30, 2003, compared to the same period of 2002, due principally to a reduction in sales to three principal customers, one for a completed film product, one for a laminated film product and a third for foil balloons," reported Stephen Merrick, Chief Financial Officer. "All three remain customers of the Company," he said.

"During the fourth quarter of 2002 and the first quarter of 2003, we experienced production and production overhead expenses higher than previously due to the costs of acquiring and installing new equipment, developing new customers and projects and responding to peak demands of customers, resulting in losses during those quarters." reported Howard Schwan, President. "Over the past two quarters, we have worked to control these costs, as well as administrative, selling and marketing costs, with the result that our operating results have improved during the second and third quarters of this year," he said. " Our plan and goal is to tailor our costs to the revenue levels we now have in order to achieve consistent profitability in our operations."

CTI Industries is one of the leading manufacturers and marketers of metallized and latex balloons and produces laminated and printed films and film products for packaging, storage and other consumer and commercial uses. CTI markets its products throughout the United States and in 30 other countries.

This press release may contain forward-looking statements within the meaning of
Section 17A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties, including (i) the risks of generating and maintaining sales in a highly competitive market, (ii) the ability of the Company to enter into or maintain contracts or relationships with customers, distributors, licensors and suppliers, (iii) manufacturing risks, as well as other risks and uncertainties reported by the Company in its SEC filings, and such statements should also be considered in conjunction with cautionary statements contained in the Company's most recent filing with the Securities and Exchange Commission on Form 10-K.

                        - FINANCIAL HIGHLIGHTS FOLLOW -

CTI Industries Corporation and Subsidiaries
Summary Financial Information
Quarter ended September, 2003 and 2002 (Unaudited)

                            Assets                              September 30, 2003       December 31, 2002
                                                                ------------------       -----------------
Current Assets:
  Cash and cash equivalents                                        $    190,783             $    160,493
  Accounts receivable, net                                            4,962,966                5,384,839
  Inventories                                                        10,042,058               10,033,593
  Other current assets                                                1,193,111                  558,775
                                                                   -------------------------------------
Total current assets                                                 16,388,918               16,137,700

Property and equipment, net                                          12,230,632               11,715,013
Other assets                                                          2,201,283                2,419,145
                                                                   -------------------------------------

Total Assets                                                       $ 30,820,832             $ 30,271,858
                                                                   =====================================
              Liabilities & Stockholders' Equity

Total current liabilities                                          $ 19,357,491             $ 19,045,151
Long term debt, less current maturities                               4,912,492                5,016,109
Other liabilities                                                     1,070,589                  710,257
Minority interest                                                        10,046                   25,865
Stockholders' equity                                                  5,470,214                5,474,476
                                                                   -------------------------------------

Total Liabilities & Stockholders' Equity                           $ 30,820,832             $ 30,271,858
                                                                   =====================================

Consolidated Statements of Operations
(Unaudited)
                                                                          Quarter Ended September
                                                                        2003                     2002
                                                                   -------------------------------------
Net sales                                                          $  8,428,784             $ 10,873,147

Cost of sales                                                         6,653,397                8,187,960
                                                                   -------------------------------------

Gross profit on sales                                                 1,775,387                2,685,187

Operating expenses                                                    1,553,795                2,035,576
                                                                   -------------------------------------

Income from operations                                                  221,592                  649,611

Other income (expense):

  Interest expense                                                     (301,323)                (220,446)
  Other                                                                 (17,249)                 (14,388)
                                                                   -------------------------------------

(Loss) income before income taxes and minority interest                 (96,981)                 414,779
Income tax (benefit) expense                                           (226,341)                  26,639
                                                                   -------------------------------------
Income before minority interest                                         129,361                  388,138
Minority interest in income (loss) of subsidiary                            621                    1,180
                                                                   -------------------------------------
Net income                                                         $    128,740             $    386,958
                                                                   =====================================
Income applicable to common shares                                 $    128,740             $    386,958
                                                                   =====================================
Basic income per common and common equivalent shares               $       0.07             $       0.25
                                                                   =====================================
Diluted income per common and common equivalent shares             $       0.06             $       0.22
                                                                   =====================================
Weighted average number of shares and equivalent shares
  of common stock outstanding:
    Basic                                                             1,918,206                1,557,010
                                                                   =====================================
    Diluted                                                           1,996,734                1,742,259
                                                                   =====================================